SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 30, 2018

                        INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition.

During May 1-2, 2018, Interface, Inc. (the "Company") will meet and present to investors and potential investors.  A copy of the slide presentation is attached as Exhibit 99.1. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Non-GAAP Financial Measures in the Slide Presentation
The slide presentation includes, as additional information for investors, the Company's adjusted net income, adjusted earnings per share, adjusted operating income, organic sales and organic sales growth.  These measures are not in accordance with financial measures calculated in accordance with generally accepted accounting principles in the United States ("GAAP"), and may be different from similarly titled non-GAAP financial measures used by other companies.  Non-GAAP financial measures should not be used as a substitute for, or considered superior to, GAAP financial measures.
Adjusted income measures exclude: (1) the restructuring and asset impairment charges; and (2) effects from the enactment of the federal Tax Cuts and Jobs Act in December 2017 (the "Tax Act").  Organic sales and organic sales growth exclude: (1) sales from the Company's exited FLOR specialty retail stores; and (2) foreign currency fluctuations.
The Company excludes the FLOR specialty retail stores and the Tax Act from adjusted income measures because it believes these events are unique and/or one-time events and do not arise from or constitute normal ongoing operations.  Similarly, since FLOR specialty retail sales will not be a material part of sales, the Company believes presenting organic sale information without historical FLOR specialty retail sales presents meaningful additional information on core ongoing operations.  Finally, the Company believes presenting sales information absent the effect of foreign currency exchange rate fluctuations facilitates comparison of the Company's operational performance between periods.
The Company generally believes reporting adjusted results helps investors' understanding of its historical operating trends, because it facilitates comparison to prior periods during which unique events affecting more recent results may not have occurred.  The Company also believes that adjusted results provide supplemental information for comparisons to other companies which may not have experienced the same events underlying the adjustments.  Furthermore, the Company uses adjusted results internally as supplemental information to evaluate its own performance, for planning purposes and in connection with its compensation programs.

Item 9.01     Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit No.	Description
99.1	Interface, Inc. Slide Presentation
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: April 30, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Interface, Inc. Slide Presentation